UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2024 (May 3, 2024)

Guggenheim Strategic Opportunities Fund

(Exact name of Registrant as Specified in Its Charter)

Delaware	811-21982	20-5997403
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

227 West Monroe Street
Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 827-0100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 par value	GOF	New York Stock Exchange

Item 1.01. Entry into a Material Definitive Agreement.

Guggenheim Strategic Opportunities Fund (NYSE: GOF) (the “Fund”) has entered into a Controlled Equity OfferingSM Sales Agreement, dated July 1, 2019, as amended by First Amendment to Controlled Equity OfferingSM Sales Agreement, dated February 1, 2021, Second Amendment to Controlled Equity OfferingSM Sales Agreement, dated September 16, 2021, Third Amendment to Controlled Equity OfferingSM Sales Agreement, dated March 27, 2023, and Fourth Amendment to Controlled Equity OfferingSM Sales Agreement, dated May 3, 2024 (as amended, the “Sales Agreement”), by and among the Fund, Guggenheim Funds Investment Advisors, LLC, and Cantor Fitzgerald & Co. (“Cantor Fitzgerald”) relating to the Fund’s common shares of beneficial interest, par value $0.01 per share (the “Common Shares”). In accordance with the terms of the Sales Agreement, the Fund may offer and sell Common Shares having an aggregate initial offering price of up to $850,000,000, from time to time, through Cantor Fitzgerald as agent for the Fund for the offer and sale of the Common Shares (the “Offering”).

The Offering has been made pursuant to a prospectus supplement, dated May 3, 2024, and the accompanying prospectus, dated May 3, 2024, as supplemented from time to time, each of which constitute part of the Fund’s effective shelf registration statement on Form N-2 (File No. 333-279126) previously filed with the Securities and Exchange Commission (the “Registration Statement”).

The foregoing description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sales Agreement, which is in part incorporated by reference to the Registration Statement and in part filed with this report as Exhibit 1.1 and incorporated herein by reference.

Item 8.01. Other Events.

On May 6, 2024, the Fund commenced the Offering pursuant to the Registration Statement. The Fund incorporates by reference the exhibit filed herewith into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

1.1	Fourth Amendment to Controlled Equity OfferingSM Sales Agreement, dated May 3, 2024, by and among the Fund, Guggenheim Funds Investment Advisors, LLC, and Cantor Fitzgerald & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUGGENHEIM STRATEGIC OPPORTUNITIES FUND

Date: May 9, 2024	By: /s/ Mark E. Mathiasen
Name: Mark E. Mathiasen
Title: Secretary